Exhibit 10.4

Credit Party Accession Agreement

CREDIT PARTY ACCESSION AGREEMENT dated as of March 28, 2022 (this “Agreement”) among NGL SHARED SERVICES, LLC, a Delaware limited liability company (“NGLSS”), NGL SHARED SERVICES HOLDINGS, INC., a Delaware corporation (“NGLSSH” and together with NGLSS, the “New Credit Parties”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Collateral Agent for and on behalf of the Lenders referred to below.

NGL Energy Operating LLC, a Delaware limited liability company (the “Company”), has entered into that certain Credit Agreement dated February 4, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, NGL Energy Partners LP, as parent, the banks and other lending institutions from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as an Issuing Lender, Swingline Lender, Administrative Agent and Collateral Agent. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for in the Credit Agreement.

As a condition to the obligations of the Lenders under the Credit Agreement, the Company and each Guarantor (each a “Credit Party” and, together with the respective successors and permitted assigns of each of the foregoing, the “Credit Parties”) has agreed or will agree to grant a continuing security interest in favor of the Collateral Agent in and to the Collateral to secure, among other things, the Finance Obligations.

Each New Credit Party has agreed to execute and deliver this Agreement in order to evidence its agreement to become a “Guarantor” under the Guaranty and a “Pledgor” under the Pledge and Security Agreement. Accordingly, the parties hereto agree as follows:

Section 1.Guaranty. In accordance with Section 5.11 of the Guaranty, each New Credit Party hereby (i) agrees that, by execution and delivery of a counterpart signature page to the Guaranty in the form attached hereto as Exhibit A, such New Credit Party shall become a “Guarantor” under the Guaranty with the same force and effect as if originally named therein as a Guarantor (as defined in the Guaranty), (ii) acknowledges receipt of a copy of and agrees to be obligated and bound as a “Guarantor” by all of the terms and provisions of the Guaranty and (iii) acknowledges and agrees that, from and after the date hereof, each reference in the Guaranty to a “Guarantor” or the “Guarantors” shall be deemed to include such New Credit Party.

Section 2.Pledge and Security Agreement. In accordance with Section 6.15 of the Pledge and Security Agreement, each New Credit Party hereby (i) agrees that, by execution and delivery of a counterpart signature page to the Pledge and Security Agreement in the form attached hereto as Exhibit B, such New Credit Party shall become a “Pledgor” under the Pledge and Security Agreement with the same force and effect as if originally named therein as a Pledgor (as defined in the Pledge and Security Agreement), (ii) acknowledges receipt of a copy of and agrees to be obligated and bound as a “Pledgor” by all of the terms and provisions of the Pledge and Security Agreement, (iii) grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in the Collateral (as defined in the Pledge and Security Agreement), in each case to secure the full and punctual payment and performance of the Obligations (as defined in the Pledge and Security Agreement) in accordance with the terms thereof and to secure the performance of all of the obligations of each Credit Party under the Credit Agreement and the other Credit Documents, (iv) represents and warrants that each of Schedules I – VI to the Pledge and Security Agreement, as amended, supplemented and modified as set forth on Schedules I – VI hereto, is complete and accurate with respect to such New Credit Party as of the date hereof after giving effect to such New Credit Party’s accession to the Pledge and Security Agreement as an additional Pledgor thereunder and (v) acknowledges and agrees that, from and after the date hereof, each reference in the Pledge and Security Agreement to a “Pledgor” or the “Pledgors” shall be deemed to include such New Credit Party.

Section 3.[Reserved].

Section 4.Representations and Warranties. The New Credit Parties hereby represent and warrant that:

(a)This Agreement has been duly authorized, executed and delivered by the New Credit Parties, and each of this Agreement and the Guaranty and the Pledge and Security Agreement, as acceded to hereby by the New Credit Parties, constitutes a valid and binding agreement of the New Credit Parties, enforceable against the New Credit Parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b)    Each of the representations and warranties contained in the Credit Agreement, the Guaranty, the Pledge and Security Agreement and each of the other Credit Documents is true and correct in all material respects as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof after giving effect to the accession of the New Credit Parties as an additional “Guarantor” under the Guaranty and as an additional “Pledgor” under the Pledge and Security Agreement.

Section 5.Effectiveness. This Agreement and the accession of the New Credit Parties to the Guaranty and Pledge and Security Agreement as provided herein shall become effective with respect to the New Credit Parties when (i) the Administrative Agent shall have received a counterpart of this Agreement duly executed by the New Credit Parties and (ii) the Administrative Agent and/or the Collateral Agent, as applicable, shall have received duly executed counterpart signature pages to each of the Guaranty and the Pledge and Security Agreement as contemplated hereby.

Section 6.Integration; Confirmation. On and after the date hereof, each of the Guaranty and the Pledge and Security Agreement and the respective Schedules thereto shall be supplemented as expressly set forth herein; all other terms and provisions of each of the Guaranty, Pledge and Security Agreement, the other Credit Documents and the respective Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

Section 7.Miscellaneous.

(a)The New Credit Parties agree to pay the costs and expenses of the Agents (including reasonable and documented fees and disbursements of counsel) in accordance with the terms of the Credit Agreement.

(b)The address of the New Credit Parties for purposes of Section 12.2 of the Credit Agreement is as set forth on the counterpart to the Guaranty attached hereto as Exhibit A.

Section 8.Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE LOANS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT IS SOLELY FOR THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND NO OTHER PERSONS SHALL HAVE ANY RIGHT, BENEFIT, PRIORITY OR INTEREST UNDER, OR BECAUSE OF THE EXISTENCE OF, THIS AGREEMENT.

Section 9.Counterparts. Section 12.8 of the Credit Agreement is hereby incorporated by reference mutatis mutandis, as if stated verbatim herein as agreements and obligations of the New Credit Party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

NGL SHARED SERVICES, LLC

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

NGL SHARED SERVICES HOLDINGS, INC.

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

[Signature page to NGL Accession Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:    /s/ Stephanie Balette
Name:    Stephanie Balette
Title:    Authorized Officer

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent.

By:    /s/ Stephanie Balette
Name:    Stephanie Balette
Title:    Authorized Officer

[Signature page to NGL Accession Agreement]

EXHIBIT A

Counterpart to Guaranty

IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the day and year first above written.

GUARANTORS:

NGL SHARED SERVICES, LLC

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

6120 South Yale Avenue, Suite 805
Tulsa, Oklahoma, 74136

NGL SHARED SERVICES HOLDINGS, INC.

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

6120 South Yale Avenue, Suite 805
Tulsa, Oklahoma, 74136
[Signature page to NGL Guaranty]

EXHIBIT B

Counterpart to Pledge and Security Agreement

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Security Agreement as of the day and year first above written.

NGL SHARED SERVICES, LLC

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer

NGL SHARED SERVICES HOLDINGS, INC.

By:    /s/ Linda J. Bridges
Name:    Linda J. Bridges
Title:    Executive Vice President and Chief Financial Officer
[Signature page to NGL US Security Agreement]